UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 1, 2005
                                                      --------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

   (a) On August 1, 2005 Franklin Electric Co., Inc. (the "Company") entered into a Consulting Agreement with Jess B. Ford who retired as an employee of the Company effective August 1, 2005. This agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
The entrance into this Consulting Agreement terminates the terms of Mr. Ford's Employment Agreement previously filed as Exhibit 10.7 to the Company's Form 10-K for the fiscal year ended December 30, 1995.
Under the terms of the Consulting Agreement, Mr. Ford agrees to provide the Company with up to 500 hours of consulting services. In return for the services, the Company will pay Mr. Ford $20,840 per month for a period of 12 months beginning with the effective date of the consulting agreement. In addition, Mr. Ford is eligible to receive an annual performance bonus calculated in the same manner as the annual performance bonuses for the Company's executive officers.
In addition, during the term of this agreement, which expires 12 months following the effective date but no later than December 31, 2006, Mr. Ford's stock option grants previously awarded will continue to vest in accordance with the terms of his option agreement. Mr.
Ford's Consulting Agreement replaces a Consulting Agreement previously filed as Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended January 1, 2005.

ITEM 9.01 FINANCIAL STATEMENTS & EXHIBITS

c)  Exhibits

     10.1 Consulting Agreement dated August 1, 2005 between the Company and Jess B. Ford*

             * Management contract or compensatory plan or arrangement

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date August 1, 2005                  By /s/ Thomas J. Strupp
     ------------------             -------------------------------
                                    Thomas J. Strupp, Senior Vice
                                    President, Chief Financial
                                    Officer and Secretary (Principal
                                    Financial and Accounting Officer)

                                Index to Exhibits

Exhibit
Number      Description
-------     -----------

  10.1      Consulting Agreement dated August 1, 2005 between the
            Company and Jess B. Ford

                     * Management contract or compensatory plan or arrangement

                                                                Exhibit 10.1

CONSULTING AGREEMENT
--------------------

This Consulting Agreement will become effective the 1st day of August 2005 between Franklin Electric Co., Inc. ("Franklin") and Jess Ford
("Consultant"). By executing this agreement both parties agree to waive the 90-day notice requirement under Section 2 of Mr. Ford's employment agreement. Under no circumstances would this Consulting Agreement and Mr. Ford's Employment Agreement be effective at the same time.

 1. SERVICES. Consultant agrees to provide up to 500 hours of consulting services per annum, as requested by the Chief Executive Officer of Franklin, respecting the general operations of Franklin both domestic and international. Services will be scheduled on a mutually acceptable basis. Consultant shall exercise a reasonable degree of skill and care in performing the consulting services under this Agreement.

 2. FEES. In return for the services provided by Consultant, Franklin agrees to pay to Consultant $20,840.00 each month for a period of twelve months beginning with the effective date of this agreement. Further, Consultant will be eligible to receive an annual performance bonus. The performance bonus will be a percent of the annual retainer calculated using the Franklin Executive Officer Performance Bonus Plan formula. The
Consultant will receive a pro-rata share of the bonus based upon the amount of services provided during the term of this agreement. The amount of the services provided for calculating the bonus will be determined by the Chief Executive Officer and the Consultant on a mutually acceptable basis. During the term of this agreement stock option grants previously awarded will continue to vest in accordance with the option agreement document.

 3. RELATIONSHIP OF PARTIES. Consultant is an independent contractor and not an agent or employee of Franklin. Franklin shall have no right to control Consultant's methods or means for providing the services designated in this Agreement.

 4. INSURANCE, FRINGE BENEFITS AND TAXES. Consultant, during the term of this agreement, will be covered by Franklin's medical and life insurance provided employees. This agreement in no way nullifies or changes the insurance and fringe benefits the consultant may have earned with Franklin for his employment years.

 5. EXPENSES. Consultant may incur expenses in connection with providing the services. Consultant shall be responsible for paying all such expenses except that Franklin agrees to reimburse Consultant for the following expenses: Travel and related business expenses.

 6. CONFIDENTIALITY. All information provided to Consultant by Franklin or obtained by Consultant from Franklin shall be held in confidence and shall not be disclosed by Consultant to any third party. Consultant shall not use any of the confidential information for any purpose other than to provide the consulting services to Franklin. All confidential information, including all copies or other reproductions made by

Consultant, shall be deemed the property of Franklin and shall be returned to Franklin.

 7. INVENTIONS AND INFORMATION. All inventions and information developed in connection with consultant's services shall be the property of Franklin. Consultant shall execute any documents (including patent applications or the assignments thereof) necessary to vest in Franklin the full title and interest in all information, inventions and improvements developed.

 8. COVENANT NOT TO COMPETE.  During the term of this Agreement and for one
(1) additional year, Consultant shall not, by himself or in connection with any entity, directly or indirectly, undertake, carry on, participate in or have any financial interest in, or in any manner advise or assist any person or entity in, any business involving the subject matter of the consulting services provided hereunder.

 9. TERMINATION. This Agreement expires twelve calendar months following the effective date but no later than December 31, 2006.

10. MISCELLANEOUS. This Agreement constitutes the entire Agreement between the parties and it shall be governed by and enforced in accordance with the laws of the State of Indiana. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the agreement.

Franklin shall defend Consultant against all claims and proceedings and shall hold them harmless from all liabilities and losses arising from anything done or any recommendations made under this contract.

     IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate on the date first written below.

Franklin Electric., Inc.            Consultant

By /s/ Gary Ward                     /s/ Jess B. Ford
  ------------------------------    --------------------------------
                                    (signature)
Gary Ward, Vice President
  Human Resources                    Jess B. Ford
--------------------------------    --------------------------------
(printed name and title)            (printed name)
                                    975 NW 119th Ave.
                                    --------------------------------
                                    Coral Springs, FL  33071
                                    --------------------------------
                                    (address)

                                    --------------------------------
                                    (social security number)

Date 7/15/2005                      Date 7/11/2005
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